                      METROPOLITAN LIFE INSURANCE COMPANY
                NEW ENGLAND LIFE RETIREMENT INVESTMENT ACCOUNT

                        SUPPLEMENT DATED March 1, 2004
                        TO PROSPECTUS DATED MAY 1, 1988

This Supplement describes certain changes to your variable annuity contract (the "Contract") issued by Metropolitan Life Insurance Company (the "Company").

After the close of business on April 30, 2004, the Company will substitute Class B shares of certain Portfolios of the Metropolitan Series Fund, Inc. (the "New Portfolios") for Class A shares of certain portfolios of the CDC Nvest Cash Management Trust, CDC Nvest Funds I and CDC Nvest Funds Trust II (the "Old Portfolios") as follows:

              ---------------------------------------------------

                   OLD PORTFOLIOS            NEW PORTFOLIOS
              ---------------------------------------------------
              Class A shares of the     Class B shares of the
              CGM Advisor Targeted      Alger Equity Growth
              Equity Fund of the CDC    Portfolio of the
              Nvest Funds Trust I       Metropolitan Series
                                        Fund, Inc.
              ---------------------------------------------------
              Class A shares of the     Class B shares of the
              Harris Associates Growth  Harris Oakmark Large Cap
              and Income Fund of the    Value Portfolio of the
              CDC Nvest Funds Trust II  Metropolitan Series
                                        Fund, Inc.
              ---------------------------------------------------
              Class A shares of the     Class B shares of the
              CDC Nvest Star Value      Davis Venture Value
              Fund of the CDC Nvest     Portfolio of the
              Funds Trust I             Metropolitan Series
                                        Fund, Inc.
              ---------------------------------------------------
              Class A shares of the     Class B shares of the
              Loomis Sayles Core Plus   State Street Research
              Bond Fund of the CDC      Bond Income Portfolio of
              Nvest Funds Trust I       the Metropolitan Series
                                        Fund, Inc.
              ---------------------------------------------------
              Class A shares of the     Class B shares of the
              Money Market Series of    State Street Research
              the CDC Nvest Cash        Money Market Portfolio
              Management Trust          of the Metropolitan
                                        Series Fund, Inc.
              ---------------------------------------------------

The effect of the proposed share substitution would be to replace the above Class A shares of the CDC Nvest Cash Management Trust, CDC Nvest Funds I and CDC Nvest Funds Trust II as investment options under your Contract with the above Class B shares of the Metropolitan Series Fund, Inc.

New Portfolio -- Overview

The investment objectives of the New Portfolios are as follows:

Alger Equity Growth Portfolio -- long-term capital appreciation.

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Harris Oakmark Large Cap Value Portfolio -- long-term capital appreciation.

Davis Venture Value Portfolio -- growth of capital.

State Street Research Bond Income Portfolio -- competitive total return primarily from investing in fixed-income securities.

Street Research Money Market Portfolio -- a high level of current income consistent with preservation of capital.

Effective May 1, 2004, and subject to shareholder approval, Fred Alger Management, Inc. will be replaced with State Street Research & Management Company as subadviser to the Alger Equity Growth Portfolio. The Portfolio name will change to "State Street Research Large Cap Growth Portfolio" and the Portfolio's investment objective will change to "long-term growth of capital."

Operating Expenses: The following is annual expense information (as a percentage of average net assets) for the New Portfolios for the year ended December 31, 2002.

                                                           12b-1               Total
                                             Management Distribution  Other    Annual
                                                Fee         Fee      Expenses Expenses
                                             ---------- ------------ -------- --------
Alger Equity Growth Portfolio...............    .75%        .25%       .04%     1.04%
Harris Oakmark Large Cap Value Portfolio....    .75%        .25%       .08%     1.08%
Davis Venture Value Portfolio...............    .75%        .25%       .05%     1.05%
State Street Research Bond Income Portfolio.    .40%        .25%       .11%      .76%
State Street Research Money Market Portfolio    .35%        .25%       .08%      .68%

The Substitution

This supplement is being sent to inform you that the substitution will be carried out and until 30 days following the date the substitution is carried out, you may make a transfer of contract value from any subaccount corresponding to the Old Portfolios (before the substitution) and a transfer of contract value from the subaccounts corresponding to the New Portfolios (after the substitution) to any other subaccount without charge. Also, the Company will not exercise any rights reserved under the Contract to impose restrictions on transfers for a period of at least 30 days following the substitution.

Additional information about the New Portfolios, including their investment policies, risks, fees and expenses and all other aspects of their operations, can be found in the enclosed prospectus for the New Portfolios. This prospectus should be read carefully before investing. The enclosed prospectus contains additional portfolios and share classes that are not available under the Contract.

This supplement should be retained with your Contract prospectus for future reference.

NELRIA--3104